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                                   EXHIBIT 24



                               POWERS OF ATTORNEY



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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Albany International Corp., a Delaware corporation ("the Company") which contemplates that from time to time it will file with the Securities and Exchange Commission ("the SEC") under, or in connection with, the provisions of the Securities Exchange Act of 1934, as amended, or rules and regulations promulgated thereunder, reports (including, without limitation, reports on Forms 8-K, 10-Q and 10-K), statements and other documents (such reports, statements and other documents, together with amendments, supplements and exhibits thereto, are collectively hereinafter referred to as "1934 Act Reports"), hereby constitutes and appoints Francis L. McKone, Frank R. Schmeler, Michael C. Nahl, Richard A. Carlstrom, Thomas H. Hagoort, David C. Michaels, John C. Treanor and Charles J. Silva, and each of them with full power to act without the others, his or her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and her and in his or her name, place and stead, in any and all capacities, to sign any or all 1934 Act Reports and any or all other documents relating thereto, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file any or all 1934 Act Reports, together with any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The appointment of any attorney-in-fact and agent hereunder shall automatically terminate at such time as such attorney-in-fact and agent ceases to be an officer of the Company. Any of the undersigned may terminate the appointment of any of his or her attorneys-in-fact and agents hereunder by delivering written notice thereof to the Company.




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         IN WITNESS WHEREOF, the undersigned have duly executed this Power of
Attorney this 13th day of February, 2001.



/s/ FRANCIS L. MCKONE                       /s/ FRANK R. SCHMELER
------------------------------------        -----------------------------------
Francis L. McKone                           Frank R. Schmeler,
Chairman of the Board and Director          President and Director
                                            (Chief Executive Officer)



/s/ MICHAEL C. NAHL                         /s/ RICHARD A. CARLSTROM
------------------------------------        -----------------------------------
Michael C. Nahl                             Richard A. Carlstrom
Senior Vice President                       Controller
(Chief Financial Officer)                   (Principal Accounting Officer)



/s/ CHARLES B. BUCHANAN                     /s/ THOMAS R. BEECHER, JR.
------------------------------------        -----------------------------------
Charles B. Buchanan                         Thomas R. Beecher, Jr.
Director                                    Director



/s/ ALLAN STENSHAMN                         /s/ BARBARA P. WRIGHT
------------------------------------        -----------------------------------
Allan Stenshamn                             Barbara P. Wright
Director                                    Director



/s/ JOSEPH G. MORONE                        /s/ CHRISTINE L. STANDISH
------------------------------------        -----------------------------------
Joseph G. Morone, Ph.D.                     Christine L. Standish
Director                                    Director



/s/ ERLAND E. KAILBOURNE                    /s/ JAMES L. FERRIS
------------------------------------        -----------------------------------
Erland E. Kailbourne                        James L. Ferris
Director                                    Director



/s/ JOHN C. STANDISH
------------------------------------
John C. Standish
Director